	RMB Mendon Financial Services Fund
	Portfolio Holdings As of March 31, 2023 (Unaudited)

		Number of
		Shares	Value
	Common Stocks 99.7%
	(percentage of net assets)
	BANKS 99.7%
	Amerant Bancorp, Inc.	155,000	$3,372,800
	Ameris Bancorp [a,b]	90,000	3,292,200
	Atlantic Union Bankshares Corp.	50,000	1,752,500
	Banc of California, Inc.	298,600	3,741,458
	Bank of NT Butterfield & Son Ltd. (The)	200,000	5,400,000
	Business First Bancshares, Inc.	500,000	8,565,000
	Byline Bancorp, Inc.	375,000	8,107,500
	Cadence Bank	40,000	830,400
	Civista Bancshares, Inc.	200,000	3,376,000
*	Coastal Financial Corp.	150,000	5,401,500
	Colony Bankcorp, Inc.	250,000	2,550,000
	Columbia Banking System, Inc.	50,000	1,071,000
	Equity Bancshares, Inc. - Class A	450,000	10,966,500
	FB Financial Corp. [a,b]	175,000	5,439,000
	First Bancshares, Inc. (The)	375,000	9,686,250
	First Horizon Corp.	200,000	3,556,000
	First Interstate BancSystem, Inc. - Class A	195,372	5,833,808
	Home BancShares, Inc.	100,000	2,171,000
	Lakeland Bancorp, Inc.	150,000	2,346,000
	Live Oak Bancshares, Inc. [a,b]	150,000	3,655,500
*	Metropolitan Bank Holding Corp.	50,000	1,694,500
	NBT Bancorp, Inc.	40,000	1,348,400
	New York Community Bancorp, Inc. [a,b]	899,170	8,128,497
*	Nicolet Bankshares, Inc.	50,000	3,152,500
	OceanFirst Financial Corp.	150,000	2,772,000
	Old Second Bancorp, Inc.	300,000	4,218,000
	Origin Bancorp, Inc.	245,000	7,876,750
	Primis Financial Corp.	511,778	4,928,422
	Provident Financial Services, Inc.	125,000	2,397,500
	SmartFinancial, Inc.	71,966	1,665,293
	Southern States Bancshares, Inc.	143,704	3,240,525
*	Third Coast Bancshares, Inc.	216,370	3,399,173
*	Triumph Financial, Inc. [a,b]	50,000	2,903,000
	United Community Banks, Inc.	30,000	843,600
*	USCB Financial Holdings, Inc.	828,269	8,191,580
	Veritex Holdings, Inc.	350,000	6,391,000
	VersaBank	641,968	4,731,304
	Wells Fargo & Co. [a,b]	50,000	1,869,000
	Wintrust Financial Corp.	10,000	729,500
			161,594,960
	FINANCIAL SERVICES 1.0%
	EVERTEC, Inc. [a,b]	50,000	1,687,500
	Total Common Stocks (Cost: $169,037,379)		163,282,460

	Warrants 0.0%
	(percentage of net assets)
	FINANCIAL SERVICES 0.0%
*	Global Blue Group Holding AG	131,385	46,635
	Total Warrants (Cost: $97,225)		46,635

	Short-Term Investments 1.3%
	(percentage of net assets)
	MONEY MARKET FUNDS 1.3%
	First American Government Obligations Fund - Class X - 4.65% [c]	2,050,850	2,050,850
	Total Short-Term Investments (Cost: $2,050,850)		2,050,850

	Total Investments 101.0% (Cost: $171,185,454)		$165,379,945
	Call option written (0.4)% (Premiums received: $801,528)		(584,125)
	Liabilities, less cash and other assets (0.6)%		(956,382)
	Net Assets 100.0%		$163,839,438
		Number of
		Contracts
	Call Option Written (0.4)%
	(percentage of net assets)
	BANKS (0.4)%
	Ameris Bancorp
	@ 40, Notional Amount: $(1,000,000), due Oct 23	(250)	(83,125)
	@ 45, Notional Amount: $(1,125,000), due Oct 23	(250)	(31,875)
	@ 55, Notional Amount: $(1,375,000), due Jul 23 [d]	(250)	-
	FB Financial Corp.
	@ 35, Notional Amount: $(875,000), due Oct 23	(250)	(35,000)
	@ 40, Notional Amount: $(1,000,000), due Jul 23 [d]	(250)	-
	Live Oak Bancshares, Inc.
	@ 35, Notional Amount: $(875,000), due Sep 23 [d]	(250)	-
	@ 40, Notional Amount: $(2,000,000), due Sep 23	(500)	(32,500)
	New York Community Bancorp, Inc.
	@ 10, Notional Amount: $(2,000,000), due Oct 23	(2,000)	(95,000)
	Triumph Financial, Inc.
	@ 55, Notional Amount: $(1,375,000), due Aug 23	(250)	(216,250)
	@ 65, Notional Amount: $(1,625,000), due May 23	(250)	(44,375)
	Wells Fargo & Co.
	@ 50, Notional Amount: $(1,250,000), due Jul 23	(250)	(2,875)
			(541,000)
	FINANCIAL SERVICES (0.0)%
	EVERTEC, Inc.
	@ 35, Notional Amount: $(875,000), due May 23	(250)	(43,125)
	Total Call Option Written (Premiums received $801,528)		(584,125)

*	Indicates securities that do not produce income.
a	Securities or partial securities on which call options were written.
b	Security or partial security segregated as collateral for written options. The Fund is required to establish a margin account with the broker lending the written options.
The aggregate market value of collateral posted was $12,614,500. The Fund is obligated to pay the counterparty any interest due on written options. Such interests are recorded as an expense to the Fund.
c	Rate quoted is seven-day yield at period end.
d	Fair-valued security.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a
service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

Investment Valuation

Portfolio holdings and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. If market quotations for a portfolio holding are unavailable, or deemed by the Adviser to be unreliable, the portfolio holding shall be fair valued by the Adviser, as the “valuation designee” approved by the Board of Trustees of the Trust (the “Board”) pursuant to Rule 2a-5 under the 1940 Act, in accordance with valuation procedures approved by the Board.

Exchange-Listed Equities and Funds and Depositary Receipts

The market value of an equity security, exchange-traded fund (e.g., ETF or closed-end fund), or depositary receipt (e.g., ADR or GDR) traded on a national stock exchange (other than Nasdaq Global Markets, Nasdaq Select Market and the Nasdaq Capital Markets (together, “Nasdaq”)) is the last reported sale price on the exchange on which the security trades on the valuation date.  If there is no such last sale reported, the security is valued at the mean between the last bid and asked prices on the exchange.

The market value of a security traded on Nasdaq is the Nasdaq Official Closing Price (or “NOCP”) on the valuation date.  The NOCP is determined by Nasdaq to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices.  If the last reported bid and asked prices are above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price serves as the NOCP.  If no last sales price is reported, the security is valued at the mean between the closing bid and closing asked prices on the market on which the security trades.

Over-the-Counter Securities

Securities traded over-the-counter (“OTC”) are valued at the last reported sale in the OTC market on which the security trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc. or other recognized OTC market, on the valuation date.  If no last sale is reported, the security is valued at the mean between the closing bid and the closing asked prices on the market on which the security trades.

Foreign Securities

Foreign securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund’s NAV.  Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates.  For portfolio holdings which trade in markets that close prior to the close of trading on the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m., Eastern time, a fair value price provided by an Adviser-approved pricing service (“Pricing Service”) is generally used in order to capture events occurring after the applicable foreign exchange closes that may affect the value of certain portfolio holdings traded on that foreign exchange.

Options

Options traded on an exchange are valued at the last reported sale price.  If no sales are reported on a particular business day, the average of the highest bid and lowest asked quotations across the exchanges on which the option is traded is used.

Open-end Registered Investment Companies (excluding ETFs and Closed-End Funds)

Shares of open-end registered investment companies (“funds”) are valued using their respective NAVs.  If a fund’s NAV is not available, the last reported NAV of the fund may be used for one day.

Fixed-Income Securities

Fixed-income securities, including bonds, notes, debentures, certificates of deposit, and commercial paper, generally are valued at the evaluated mean between the closing bid and closing asked prices provided by the Pricing Service. Pricing Services generally take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and may provide a price determined by a matrix pricing method or other analytical pricing models.

Fair Value Measurements

U.S. GAAP defines fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. Various inputs are used in determining the fair value of a Fund’s investments, other assets, and liabilities. These inputs are classified into one of three broad levels that comprise the fair value hierarchy. The lowest level for any significant input used in determining the fair value of an investment, other asset, or liability determines the classification of that asset or liability in the hierarchy. The three levels of the fair value hierarchy are as follows:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. “Observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of March 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At March 31, 2023	Level 1	Level 2	Level 3		Total
RMB Mendon Financial Services Fund
Assets
Common Stocks[1]	$163,282,460	$-	$-		$163,282,460
Warrants[1]	-	46,635	-		46,635
Short-Term Investments	2,050,850	-	-		2,050,850
Total	$165,333,310	$46,635	$-		$165,379,945
Liabilities
Written Options[1]	-	(584,125)	0	[2]	(584,125)
Total Investments in Securities	$165,333,310	$(537,490)	$0		$164,795,820

[1]	Refer to the Fund’s Portfolio Holdings for a breakdown of holdings by industry.
[2]	The option is categorized as Level 3 and has a value of $0. Due to immateriality, no Level 3 rollforward has been presented.